                        OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                             Supplement dated October 3, 2007
                        to the Prospectus dated November 24, 2006

     This supplement  amends the Prospectus of Oppenheimer  International  Small
Company Fund (the "Fund") dated  November 24, 2006 and replaces the  supplements dated January 22, 2007,  July 3, 2007,  August 20, 2007 and August 31, 2007. The
Prospectus is revised as follows:

     1. The first  sentence  of the  section  titled  "What Does the Fund Mainly
Invest In?" on page 3 is deleted and replaced with the following:

     The Fund invests  mainly in common stock of  companies  that are  domiciled outside the United States or have their primary  operations outside the U.S. and have market capitalizations of $5 billion or less.

     2. The table titled "Annual Fund  Operating  Expenses" in the section "Fees and Expenses of the Fund" on page 8 is deleted in its entirety and replaced with the following:

     -------------------------------------------------------------------------------------------------
     Annual Fund Operating Expenses (deducted from Fund assets):
     (% of average daily net assets)
     -------------------------------------------------------------------------------------------------
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
                                              Class A     Class B     Class C     Class N    Class Y
                                              Shares      Shares      Shares      Shares     Shares
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     Management Fees                          0.74%       0.74%       0.74%       0.74%       0.74%
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     Distribution and/or Service (12b-1)      0.24%       1.00%       1.00%       0.50%       None
     Fees
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     Other Expenses                           0.22%       0.35%       0.27%       0.33%       0.08%
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     -------------------------------------- ----------- ----------- ----------- ----------- ----------
     Total Annual Operating Expenses          1.20%       2.09%       2.01%       1.57%       0.82%
     -------------------------------------- ----------- ----------- ----------- ----------- ----------

     3. The section titled "Advisory Fees" on page 14 is deleted in its entirety and replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement,  prior to September
1,  2007,  the Fund paid the  Manager  an  advisory  fee at an annual  rate that declines as the Fund grows:  0.80% of the first $250  million of average  annual net assets of the Fund,  0.77% of the next $250 million,  0.75% of the next $500 million,  0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion.  The Fund's  advisory fee for the fiscal year ended August
31, 2006 was 0.74% of average annual net assets for each class of shares.

     Effective  September  1, 2007 the Fund pays the Manager an advisory  fee at the following  annual rate that declines as the Fund's assets grow: 0.80% of the first $250 million of average  annual net assets of the Fund,  0.77% of the next
$250  million,  0.75% of the next $500  million,  0.69% of the next $1  billion,
0.67% of the next $4.0 billion and 0.65% of average  annual net assets over $6.0 billion.

     A  discussion  regarding  the basis for the Board's  approval of the Fund's investment  advisory  agreement  with the  Manager  is  available  in the Fund's
Semi-Annual  Report to shareholders  for the six month period ended February 28,
2007.

     4. Effective as of the close of the New York Stock Exchange (the "NYSE") on
July 19, 2007,  investors are not able to purchase  shares of the Fund except in the following circumstances:

o Current  shareholders are permitted to purchase  additional shares of the
Fund. However,  if all shares in an account are redeemed,  that shareholder will not be able to purchase additional shares of the Fund.

o New group  retirement  plans that hold shares in omnibus accounts and 457 plans are not permitted to open  accounts in the Fund.  New accounts in the Fund
under  existing  plans  and  subsequent   purchases  in  existing  accounts  are
permitted.

o Funds  of  funds  managed  by the  Manager  or an  affiliate  are able to purchase Fund shares.

o Shareholders  that  currently have the Fund as a part of their  Portfolio
Builder account target allocations will be permitted to buy additional shares as a part of new purchases or the automatic rebalancing process. However, Portfolio
Builder  shareholders  will not be permitted to increase their target allocation of Fund shares and new  Portfolio  Builder  Accounts are not able to include the
Fund in their target allocations.

o The automatic  conversion of Class B shares of the Fund to Class A shares will continue without any changes.

o  Shareholders  who redeem all of their shares of the Fund,  or who redeem shares  of other  Oppenheimer  funds,  will not be  permitted  to  reinvest  the proceeds of those redemptions into the Fund. However, those shareholders will be permitted to reinvest the proceeds of those  redemptions at net asset value into shares of other Oppenheimer  funds offering the reinvestment  privilege within 6 months of the date of the redemption.

     Any other  payments  received for which the  Transfer  Agent is not able to obtain alternative investment instructions will be refunded.

October 3, 2007                                                    PS0815.028